Exhibit 10.45

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (“Agreement”), dated as of October 1, 2003, among GESTETNER GROUP, LLC, a New Jersey limited liability company (“Gestetner”), as agent on behalf of itself and the other secured purchasers (the “Gestetner Purchasers”) party to the Note Purchase Agreement (as defined below), ASH CAPITAL, LLC, a Utah limited liability company (“Ash Capital”, and together with the Gestetner Purchasers, and their respective successors and assigns, the “Secured Parties” and, individually, a “Secured Party”), ASH CAPITAL LLC, acting in its capacity as collateral agent hereunder (together with its successors and assigns, the “Collateral Agent”) for the Gestetner Purchasers, and eRoomSystem Technologies, Inc., a Nevada corporation (the “Company”).

WHEREAS, Ash Capital is the owner of a Secured Convertible Promissory Note dated as of November 8, 2002 (the “Ash Capital Note”) issued by the Company and is party to a Security Agreement dated November 8, 2002 (the “Security Agreement”) pursuant to which the Company granted a continuing security interest (the “Ash Capital Lien”) in and to the Collateral (as defined below) and all of the Proceeds (as defined below) to the Collateral Agent to secure the Company’s obligations under the Ash Capital Note;

WHEREAS, the Gestetner Purchasers have agreed, subject to certain conditions being met, to purchase (the “Investment”) Secured Convertible Promissory Notes in each case dated as of October 1, 2003, in the aggregate principal amount of Two Hundred Fifty Thousand Dollars ($250,000) (the “Gestetner Notes” and together with the Ash Capital Note, the “Notes”) issued by the Company pursuant to which, inter alia, the Company has agreed to grant to each Gestetner Purchaser a security interest (collectively, the “Gestetner Liens”) in and to the Collateral and all the Proceeds of all or any of the Collateral to secure the Gestetner Secured Obligations (as defined below); and

WHEREAS, Gestetner and the other Gestetner Purchasers are parties to an Agency Agreement of even date herewith, pursuant to which the Gestetner Purchasers have appointed Gestetner their agent with authority to act on their behalf in respect of all matters relating to the enforcement of their respective rights under the Gestetner Notes, including, without limitation, the negotiation of and entry into this Agreement and the enforcement thereof; and

WHEREAS, it is a condition to the Investment that the Gestetner Liens rank pari passu with the Ash Capital Lien; and

WHEREAS, in order to facilitate the Investment, Ash Capital is willing to agree to the Gestetner Secured Obligations ranking pari passu with the Ash Capital Lien subject to Ash Capital serving as Collateral Agent on behalf of the Gestetner Purchasers upon any foreclosure on the Collateral; and

WHEREAS, Gestetner, as agent on behalf of the Gestetner Purchasers, and Ash Capital wish to set forth certain agreements among them with respect to, among other things, (i) the relative ranking of the Gestetner Liens and the Ash Capital Lien, (ii) the appointment, duties and responsibilities of the Collateral Agent, (iii) the allocation of certain payments by the Company among the Collateral Agent and Gestetner, as agent for the Gestetner Purchasers, and (iv) decisions relating to the exercise of remedies set forth herein.

NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.

Definitions. For purposes of this Agreement:

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“Affiliate(s)” means, with respect to any given Person other than a partnership or limited liability company, any other Person directly or indirectly controlling, controlled by or under common control with such Person and with respect to a partnership, the partners of such partnership and with respect to a limited liability company, the members of such limited liability company.

(b)

“Ash Capital Secured Obligations” means the Obligations (as defined in the Security Agreement).

(c)

“Business Day” means any day that is not a Saturday, Sunday or a legal holiday in the State of New York.

(d)

“Collateral” shall have the meaning set forth in the Security Agreement.

(e)

“Excess Party” shall have the meaning assigned to such term in Section 3(d).

(f)

“Event of Default” means any Event of Default (as defined in the Gestetner Notes) under any of the Gestetner Notes, and any Default (as defined in the Ash Capital Note) under the Ash Capital Note.

(g)

“Gestetner Secured Obligations” means the obligations of the Company under the Gestetner Notes, including without limitation, (i) all principal of, and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other actions relating to the bankruptcy, insolvency or reorganization of the Company) on, the Gestetner Notes, (ii) all other amounts payable by the Company under the Gestetner Notes, and (iii) any renewals or extensions of any of the foregoing

(h)

“Note Purchase Agreement” means that certain Note Purchase Agreement of even date herewith by and among the Company and the Gestetner Purchasers.

(i)

“Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint stock company, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

(j)

“Proceeds” means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the sale, exchange, assignment or other disposition of Collateral.

(k)

“Ratable” or “Ratably” means, in the context of (i) the benefit of or any distribution or realization of Collateral, or (ii) a distribution of any Proceeds, an allocation thereof among the Secured Parties pro rata based upon the percentage which the amount of the Secured Obligations owing to such party bears to the aggregate amount of all Secured Obligations.

(l)

“Related Parties” shall have the meaning assigned to such term in Section 4(b).

(m)

“Secured Obligations” means, collectively, the Gestetner Secured Obligations and the Ash Capital Secured Obligations.

(n)

“Voting Percentage” means, an allocation of voting rights among the Secured Parties pro rata based upon the percentage which the amount of the Secured Obligations owing to such party bears to the aggregate amount of all Secured Obligations.

1.

Intercreditor Agreement; Note Extension; Voting Agreement.

(a)

Pari Passu Ranking. Ash Capital hereby agrees that the Gestetner Secured Obligations shall rank pari passu with the Ash Capital Secured Obligations, subject to the terms and conditions of this Agreement.

(b)

Extension of Maturity Date.  Ash Capital hereby agrees to amend the Ash Capital Note, effective immediately, to (i) extend the maturity date to the earlier of (A) November 8, 2007 and (B) the maturity date of the Gestetner Notes; and (ii) include as an additional event of default any default of the Company under the Gestetner Notes.

(c)

Voting Agreement.  For so long as the Gestetner Secured Obligations remain unsatisfied, Ash Capital hereby agrees to vote or to cause any of its affiliates or subsidiaries to vote, as the case may be, all of its or their shares of Common Stock of the Company (i) for, and not against, the election of any two (2) nominees of the Gestetner Purchasers, and (ii) against any increase in the size of the Board of Directors of the Company above 4 members, without the prior written consent of Gestetner.

3.

Certain Rights Of Secured Parties

(a)

Restrictions on Collection of Secured Obligations from Collateral.

(i)

Except as provided in this Agreement, the Collateral Agent shall act with respect to the Gestetner Notes only as directed in writing by Gestetner, as agent on behalf of the Gestetner Purchasers.  The Collateral Agent shall, subject to Section 4(a), make such demands and give such notices under each of the Gestetner Notes as required, and shall take such actions to enforce each of the Gestetner Notes and to foreclose upon, collect and dispose of all or any portion of the Collateral as may be directed in writing by Gestetner. The Collateral Agent shall not take any action with respect to the Collateral or any portion thereof (including the foreclosure, sale or other liquidation thereof) without the written consent of the Secured Parties holding a majority of the Voting Percentage of the Secured Obligations; provided, however, Ash Capital may take any such action with respect to the Collateral to the extent it is enforcing the Ash Capital Lien provided it has given at least ten (10) days’ prior written notice to Gestetner of any such contemplated action.

(ii)

All actions taken in accordance with paragraph (a) above shall be binding upon each Secured Party for all purposes. No Gestetner Purchaser shall have any right to exercise, individually, any rights or remedies under the Gestetner Notes (unless required by applicable law, in which case any recovery thereunder shall be subject to the terms of Section 4), it being understood and agreed that all of such rights and remedies shall be exercised solely by and through the Collateral Agent for the benefit of all of the Gestetner Purchasers.

(b)

Rights Not Affected. Subject to Section 3(a), this Agreement does not limit any rights afforded to the Secured Parties under the Notes. Nothing contained in this Agreement is intended to limit the Company’s obligation to make payment of all Secured Obligations owed by it to the Secured Parties and the Collateral Agent strictly in accordance with the terms of the Gestetner Notes and the Ash Capital Note and instruments or agreements delivered in connection therewith.

(c)

Required Notices. Each of Gestetner and Ash Capital shall give notice promptly to the other party and the Collateral Agent of:

(i)

the occurrence of any Event of Default of which it has knowledge;

(ii)

the acceleration by it of the maturity of any Secured Obligations owed to it by the Company; and

(iii)

any proceeding which it has commenced against the Company pursuant to the exercise of any individual rights it may have under the Notes, any document or instrument delivered in connection therewith or under applicable law.

3.

 Application of Proceeds

(a)

Any and all amounts actually received by the Collateral Agent in connection with the enforcement of the Gestetner Notes, including the Proceeds shall, promptly upon receipt by the Collateral Agent, be applied:

(i)

 first, to the payment in full of all amounts owing to the Collateral Agent in respect of any fees and expenses (including attorneys' fees and expenses and fees and expenses of its agents) incurred by or on behalf of the Collateral Agent as a result of administering this Agreement or the Collateral or exercising any rights (including foreclosure of the Collateral) in its capacity as Collateral Agent;

(ii)

second, following payment of all obligations under clause (i), to Gestetner Purchasers, 50% of such remaining amounts up to the payment in full of the Gestetner Secured Obligations and (B) to Ash Capital, 50% of such remaining amounts up to the payment in full of the Ash Capital Secured Obligations; provided, however, that after the Gestetner Secured Obligations are paid in full, Ash Capital  shall receive 100% of such remaining amounts until the Ash Capital Secured Obligations are paid in full; and

(iii)

third, to the Company unless otherwise directed by a court of competent jurisdiction.

(b)

The priorities of allocation set forth in Section 3(a) shall apply in all circumstances, including with respect to any distribution made in any case or proceeding under any bankruptcy law or insolvency law involving creditors' rights generally.

(c)

It is understood and agreed among the Secured Parties, that notwithstanding the timing or order of creation of any of the Notes or other Secured Obligations, the Security Interest granted by the Company to Ash Capital with respect to the Collateral and all other rights to Collateral (including set-off rights) are for the Ratable benefit of all of the Secured Parties, with no Secured Party to have priority or preference over any other Secured Party with respect to any Collateral.

(d)

If any Secured Party (an “Excess Party”) shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff, or otherwise) as a result of the realization, sale or other remedial disposition of, or foreclosure on, any Collateral in excess of the amount it is then entitled to receive under the terms of this Agreement, such Excess Party shall hold such amount in trust for the Ratable benefit of the other Secured Parties in accordance with the terms of this Agreement and shall pay an amount equal to such excess to the Collateral Agent for distribution to the Secured Parties in accordance with the terms of this Agreement.

4.

Collateral Agent

(a)

Actions. Gestetner hereby authorizes and appoints the Collateral Agent to act on behalf of each such Secured Party as collateral agent for and representative of such Secured Party under this Agreement and each of the Gestetner Notes, to enforce the rights provided under this Agreement and each of the Gestetner Notes and the obligations of the Company hereunder and thereunder and, to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Gestetner agrees (which agreement shall survive any termination of this Agreement) to indemnify the Collateral Agent, from and against any and all liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, the Gestetner Notes and any other agreement relating thereto, including the reimbursement of the Collateral Agent for all reasonable out-of-pocket expenses (including attorneys' fees and expenses) incurred by the Collateral Agent hereunder or in connection herewith or in enforcing the obligations of the Company under this Agreement and the Gestetner Notes, in all cases as to which the Collateral Agent is not reimbursed by the Company; provided, that neither Gestetner nor any other Gestetner Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Collateral Agent's gross negligence or willful misconduct. The Collateral Agent shall not be required to take or omit to take any action hereunder or under the Notes, or to prosecute or defend any suit in respect of this Agreement or any of the Gestetner Notes, or any other agreement relating thereto, unless indemnified to its satisfaction by Gestetner against loss, costs, liability, and expense. The Collateral Agent may delegate its duties hereunder to affiliates, agents, attorneys-in-fact and receivers (which term includes receivers as managers) selected in good faith by the Collateral Agent.

(b)

Exculpation

(i)

The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement, and the Collateral Agent shall not by reason of this Agreement or any of the Gestetner Notes (or otherwise) be a trustee for any Gestetner Purchaser or have any fiduciary obligation to any Gestetner Purchaser or any of their Affiliates. Neither the Collateral Agent nor any of its directors, partners, members, managers, officers, employees or agents (collectively, the “Related Parties”) shall be liable to any Gestetner Purchaser for any action taken or omitted to be taken by it under this Agreement and the Gestetner Notes, or in any agreements delivered in connection therewith, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor shall the Collateral Agent or any Related Parties be responsible for any recitals or representations or warranties herein or therein or in any other agreement delivered in connection therewith, or for the effectiveness, enforceability, validity or due execution of any of this Agreement, the Gestetner Agency Agreement, the Gestetner Notes or in any other agreement delivered in connection therewith, nor for the creation, perfection or priority of any Security Interests purported to be created under any of the Gestetner Notes or the validity, genuineness, enforceability, existence, value or sufficiency of any Collateral, nor shall the Collateral Agent or any Related Parties be obligated to make any inquiry respecting the performance by the Company of its obligations hereunder or thereunder or in any other agreement delivered in connection therewith. Any such inquiry by the Collateral Agent shall not obligate it to make any further inquiry or to take any action. The Collateral Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement, or writing which they believe to be genuine and to have been presented by a proper Person. The Collateral Agent shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

(ii)

The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by email, telex, telecopy, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Gestetner and counsel to the Company), independent accountants and other experts selected by the Collateral Agent with reasonable care. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by Gestetner, in its capacity as agent of the Gestetner Purchasers, and any action taken or failure to act pursuant thereto, shall be binding on all of the Secured Parties.

(iii)

The Collateral Agent shall not be required to take any action that is in its opinion contrary to law or to the terms of this Agreement and the Gestetner Notes, or which would in its opinion subject it or any of its Related Parties to liability. The Collateral Agent shall, in all cases, be fully justified in failing or refusing to act hereunder and under the Notes unless it shall be fully indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

(iv)

The Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness relating to the Gestetner Secured Obligations as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form reasonably satisfactory to the Collateral Agent, shall have been filed with the Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness and of any note or notes or other evidences of indebtedness issued in exchange therefor.

(c)

Successor. The Collateral Agent may resign as such at any time upon at least 30 days' notice to Gestetner.  If the Collateral Agent at any time shall resign, Gestetner and Ash Capital  may appoint another mutually agreed Secured Party as a successor Collateral Agent.  If such Secured Parties do not make such appointment within ten Business Days prior to the scheduled resignation date of the Collateral Agent, the retiring Collateral Agent shall appoint a new Collateral Agent from among the Secured Parties or, if no Secured Party accepts such appointment, from among commercial banking institutions or trust institutions generally. In furtherance of the foregoing, upon the announcement that the Collateral Agent will resign in its capacity as the Collateral Agent, each of the Secured Parties agrees to use its best efforts to promptly appoint another Collateral Agent. Upon the acceptance of any appointment as the Collateral Agent hereunder, such successor Collateral Agent shall be entitled to receive from the retiring Collateral Agent such documents of transfer and assignment as such successor Collateral Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the Notes. After the retiring Collateral Agent's resignation hereunder as the Collateral Agent, the provisions of this Section 4 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement and the Notes, and any other agreement relating thereto.

(d)

Documents. Gestetner hereby authorizes the Collateral Agent to enter into amendments, modifications and consents to this Agreement and the Notes, and any other agreement relating thereto, on behalf of and for the benefit of such Secured Party, as may be necessary or appropriate, in the determination of the Collateral Agent, to better protect, perfect or continue the pledge to, or security interest of, the Collateral Agent and the Gestetner Purchasers respecting the Collateral subject thereto or to cure any defect or ambiguity in the Gestetner Notes or this Agreement.

(e)

Deposits. Each Collateral Agent and its respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any subsidiary or affiliate of the Company as if such Collateral Agent were not the Collateral Agent hereunder.

5.

Further Assurances.  Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Agreement.

6.

Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent as follows:

If to the Collateral Agent/Ash:

Ash Capital LLC

___________________

___________________

___________________

If to Gestetner:

Gestetner Group, LLC

1072 Madison Avenue

Lakewood, NJ 08701

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

7.

Amendments and Waivers.  No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto.  Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

8.

 Exclusivity and Waiver of Rights.  No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege.  The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

9.

Invalidity.  Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

10.

Headings.  Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

11.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

12.

Assignment.  This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the any of the parties without the prior written consent of the other parties; provided, however, that Gestetner may assign its rights as agent on behalf of the Gestetner Purchasers to another Person without the prior written consent of Ash Capital or the Collateral Agent upon ten days’ prior written notice to Ash Capital and the Collateral Agent.  Any instrument purporting to make an assignment in violation of this Section 12 shall be void.

13.

Survival.  Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof and shall remain in full force and effect until the earliest to occur of (i) the payment in full of all principal and accrued and unpaid interest and all other amounts owing under each of the Gestetner Notes or the Ash Capital Note, and (ii) the conversion of the principal and accrued and unpaid interest and all other amounts owing under the Gestetner Notes or the Ash Capital Note, if applicable, into equity securities of the Company.

14.

Miscellaneous.  This Agreement shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns.  Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

15.

GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

16.

CONSENT TO JURISDICTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATES OF NEW YORK AND UTAH AND OF THE FEDERAL COURTS SITTING IN THE STATES OF NEW YORK AND UTAH.  EACH OF THE PARTIES HERETO AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT, AND ACCORDINGLY, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

17.

WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND EACH OF THE OTHER PARTIES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

18.

 Attorneys’ Fees.  In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

19.

Entire Agreement.  This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties.

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IN WITNESS WHEREOF, the parties have executed this Intercreditor and Collateral Agency Agreement as of the date first above written.

COLLATERAL AGENT:

ASH CAPITAL, LLC

By: /s/ James C. Savas

Name:   James C. Savas

Title:  Co-Manager of Providence Management, LLC, Manager of Ash Capital, LLC

SECURED PARTIES:

ASH CAPITAL, LLC

By: /s/ James C. Savas

Name:   James C. Savas

Title:  Co-Manager of Providence Management, LLC, Manager of Ash Capital, LLC

GESTETNER GROUP, LLC, AS AGENT FOR THE GESTETNER PURCHASERS

By:__/s/ David_A. Gestetner______________

Name:

  David A. Gestetner

Title:   Managing Member

EROOMSYSTEM TECHNOLOGIES, INC.

By:__/s/ David S. Harkness_______________

Name:

  David S. Harkness

Title: Chief Executive Officer

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